                                        SUPPLEMENT NO. 1 dated November 22, 2002

TO   PROSPECTUS dated May 30, 2002


FOR  STATE STREET RESEARCH ASSET ALLOCATION FUND
     A SERIES OF STATE STREET RESEARCH INCOME TRUST

THE FUND - PRINCIPAL RISKS

The following is added subsequent to the seventh paragraph of the section captioned "Principal Risks," at page 4 of the prospectus:

The fund gains exposure to foreign markets through the use of futures or other derivative securities, but generally does not invest directly in foreign securities.

OTHER INFORMATION - OTHER SECURITIES AND RISKS

The following is added at the end of the section captioned "Other Securities and Risks" at page 25 of the prospectus:

MORTGAGE AND ASSET-BACKED SECURITIES Mortgage and asset-backed securities represent interests in pools of debt such as mortgage notes and credit card accounts.

The prices and yields of mortgage-related securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, these securities are usually redeemed early because the underlying mortgages are often prepaid. The fund would then have to reinvest the money at a lower rate. In addition, the price or yield of mortgage-related securities may fall if they are redeemed after that date.

The principal risks of asset-backed securities are that on the underlying obligations, payments may be made more slowly, and rates of default may be higher, than expected. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

                                                                    AA-6923-1102
[STATE STREET RESEARCH LOGO]                     Control Number: (exp0803)SSR-LD